Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



              In connection with the Quarterly Report on Form 10-Q of RCM Technologies, Inc. (the "Company") for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon Kopyt, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of Section
                  13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m(a)); and
              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



       ----------------------
/s/  Leon Kopyt
     Chief Executive Officer
     October 30, 2002